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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of Verizon Communications Inc. of our report dated January 27, 2000 included in GTE Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.

                                       /s/ Arthur Andersen LLP
Dallas, Texas
November 16, 2000